Exhibit 99.2

WEX Hosts 2022 Virtual Investor Day and Outlines Strategy for Growth

PORTLAND, Maine--(BUSINESS WIRE)--March 23, 2022--WEX Inc. (NYSE: WEX), the global commerce platform that simplifies the business of running a business, will host its virtual Investor Day today beginning at 9:00 a.m. ET.

Melissa Smith, WEX’s Chair and Chief Executive Officer, and other members of the executive leadership team will provide an update on the Company’s strategy to drive long-term growth and create value for shareholders.

“I am pleased to announce today that we are reaffirming our ambitious and achievable growth targets over the next five years,” said Smith. “Today, WEX is better positioned than ever before as a market leader in each of our businesses, with proven product differentiation, deep expertise, data driven insights, and a platform that is both reliable and scalable. Leveraging strong secular tailwinds, we will continue to expand our addressable revenue opportunity by introducing new products, entering new customer segments and extending our geographic reach. Our commitment to our shareholders remains to deliver strong shareholder value by harnessing our leading technology, cultivating customer relationships and people, and continuing to help our customers simplify the business of running a business.”

Five-Year Growth Targets

In conjunction with today’s event, WEX reaffirmed its long-range financial targets. Assuming stable foreign exchange rates and fuel prices, over the next five years the Company expects to achieve:

  Compounded annual organic revenue growth in the range of 8% to 12%
  Compounded annual total revenue growth in the range of 10% to 15%
  Compounded annual adjusted net income growth in the range of 15% to 20%

Webcast Details

The Investor Day will be held virtually via webcast. The webcast and accompanying slide presentation will be available on the Investor Relations section of the WEX website at http://ir.wexinc.com, or through the following address: https://event.on24.com/wcc/r/3656265/57BD9C6D4E1EFED4E800FF9C45674673. A replay will also be available online for one year following the event.

About WEX

WEX (NYSE: WEX) is the global commerce platform that simplifies the business of running a business. WEX has created a powerful ecosystem that offers seamlessly embedded, personalized solutions for its customers around the world. Through its rich data and specialized expertise in simplifying benefits, reimagining mobility and paying and getting paid, WEX aims to make it easy for companies to overcome complexity and reach their full potential. For more information, please visit www.wexinc.com.

Non-GAAP Metrics

Organic revenue includes all sources of revenue growth in a given year, except for all revenue associated with companies acquired for a period of one year following the date of the acquisition. The Company's adjusted net income, which is a non-GAAP measure, excludes unrealized gains and losses on financial instruments, net foreign currency gains and losses, changes in fair value of contingent consideration, acquisition-related intangible amortization, other acquisition and divestiture related items, legal settlement, stock based compensation, other costs, gains and losses on divestitures, impairment charges, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. We are unable to reconcile our adjusted net income long range target to the comparable GAAP measure without unreasonable effort because of the difficulty in predicting the amounts to be adjusted, including, but not limited to, foreign currency exchange rates, unrealized gains and losses on financial instruments, acquisition and divestiture related items and adjustments to the redemption value of a non-controlling interest, which may have a significant impact on our financial results. For 2021, the reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure is included in our latest earnings press release dated February 10, 2022 available on our website.

Forward Looking Statements

This release contains forward-looking statements, including statements regarding: assumptions underlying the Company's future financial performance, future operations; future growth opportunities and expectations; expectations for future revenue performance, future impacts from areas of investment, expectations for the macro environment; and, expectations for volumes. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” "will" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the extent to which the coronavirus (COVID-19) pandemic and measures taken in response thereto impact the Company’s employees, business, results of operations and financial condition in excess of current expectations, particularly with respect to demand for worldwide travel; the impact of fluctuations in fuel prices, and fuel spreads in the Company’s international markets, including the resulting impact on the Company’s revenues and net income; any impacts on our business from the conflict between Russia and Ukraine, including the rapid increase in the price of fuel among other things; the failure to maintain or renew key customer and partner agreements and relationships, or to maintain volumes under such agreements; breaches of, or other issues with, the Company’s technology systems or those of its third-party service providers and any resulting negative impact on its reputation, liabilities or relationships with customers or merchants; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the failure to comply with the applicable requirements of Mastercard or Visa contracts and rules; the effects of general economic conditions, including a decline in demand for fuel, travel related services, or healthcare services, and payment and transaction processing activity; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; changes in interest rates and the rate of inflation; the ability to attract and retain employees; limitations on or compression of interchange fees; the impact and size of credit losses; the success of the Company’s recently announced Executive Leadership Team and strategic reorganization; the effects of the Company’s business expansion and acquisition efforts; the failure of corporate investments to result in anticipated strategic value; the failure to comply with the Treasury Regulations applicable to non-bank custodians; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to complete or successfully integrate the Company’s acquisitions or to realize anticipated synergies and cost savings from such acquisitions; unexpected costs, charges, or expenses resulting from an acquired company or business; the impact of changes to the Company’s credit standards; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; the impact of the future transition from LIBOR as a global benchmark to a replacement rate; the impact of the Company’s debt instruments on the Company’s operations; the impact of leverage on the Company’s operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the impact of sales or dispositions of significant amounts of the Company’s outstanding common stock into the public market, or the perception that such sales or dispositions could occur; the possible dilution to the Company’s stockholders caused by the issuance of additional shares of common stock or equity-linked securities, whether as result of the Company’s convertible notes or otherwise; the incurrence of impairment charges if the Company’s assessment of the fair value of certain of its reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our annual report for the year ended December 31, 2021, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2022. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this release and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Contacts

News media:
WEX Inc.
Jessica Roy, 207-523-6763
Jessica.Roy@wexinc.com

Investors:
WEX Inc.
Steve Elder, 207-523-7769
Steve.Elder@wexinc.com